UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    10/19/04
                Date of Report (Date of earliest event reported)

                               SAFECO CORPORATION
               (Exact name of registrant as specified in Charter)

           WASHINGTON               1-6563              91-0742146
         (State or other       (Commission            (IRS Employer
          jurisdiction of       File Number)        Identification No.)
          incorporation)

            Safeco Plaza, Seattle, Washington             98185
        (Address of principal executive officers)      (Zip Code)

                                 (206) 545-5000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 19, 2004, Safeco Corporation issued a press release announcing its financial results for the third quarter 2004, a copy of which is furnished as
Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1 - Text of press release and supplement dated October 19, 2004.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SAFECO CORPORATION
                                        ---------------------------------------
                                        Registrant


     Dated:  October 19, 2004           /s/ Maurice S. Hebert
                                        ---------------------------------------
                                        Maurice S. Hebert
                                        Vice President and Corporate Controller